Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James M. Boyle, Chief Executive Officer of Medline Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that:

1.the Quarterly Report on Form 10-Q for the fiscal quarter ended March 28, 2026 containing the financial statements of the Company (the “Quarterly Report”), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2.the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated : May 6, 2026	/s/ James M. Boyle
James M. Boyle
Chief Executive Officer

This certification shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.